North Square Oak Ridge Small Cap Growth Fund
(the “Fund”)

Supplement dated November 5, 2021 to the Summary Prospectus and Prospectus, each dated September 30, 2021, as supplemented

This supplement serves as notification of the following changes:

Important Notice Regarding Change in Investment Policy

At a recent meeting of the Board of Trustees (“Board”) of North Square Investments Trust, the Board approved certain changes relating to the Fund, expected to be effective in January 2022 (the “Effective Date”), as described below:

1.     Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the North Square Spectrum Alpha Fund.

2.     Change in the Investment Policy of the Fund

In conjunction with the change of the Fund’s name, the Fund will eliminate its current 80% non-fundamental investment policy (“Current 80% Policy”) as of the Effective Date. The Current 80% Policy is to, under normal market conditions, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. For purposes of the Current 80% Policy, small capitalization companies are considered to be those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($19.2 billion as of May 31, 2021) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($13.0 billion as of May 31, 2021) as measured at the end of the preceding month.

Following the elimination of the Current 80% Policy, the Fund will be considered a “fund of funds” that invests primarily in affiliated mutual funds (the “underlying funds”) managed by North Square Investments, LLC, the Fund’s investment adviser (the “Adviser”), and its affiliates. Under normal conditions, through the underlying funds, the Fund is expected to indirectly invest in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies among others. The Fund will use a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Corresponding changes to the Fund’s principal investment strategies and principal risks of investing in the Fund will be made to reflect the Fund’s revised investment policy as of the Effective Date.

3.     Fees and Expenses of the Fund

As of the Effective Date, the Fund’s management fee will be contractually reduced to 0.20% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to 1.30% and 1.05% of the Fund’s average daily net assets attributable to Class A and Class I shares, respectively. Prior to the Effective Date, the Fund’s contractual expense cap was 1.39% and 1.14% for the Class A and Class I shares, respectively.

4.     Change in Primary Benchmark

In conjunction with the change in the Fund’s investment policy, the primary benchmark index for the Fund will be changed from the Russell 2000 Growth Total Return Index to the Russell 2000 Index as of the Effective Date.

5.     Change in the Investment Sub-Adviser to the Fund

As of the Effective Date, NSI Retail Advisors, LLC (“NSI Retail”), as affiliate of the Adviser, will become the investment sub-adviser to the Fund replacing Oak Ridge Investments, LLC as the sub-adviser to the Fund. NSI Retail’s portfolio manager of the Fund will be Brad Thompson, who will be responsible for the day-to-day management of the Fund’s portfolio. An Information Statement, pursuant to the Fund’s “Manager of Managers” exemptive order, providing additional information about the change in investment sub-adviser will be sent to shareholders of the Fund.

The Statement of Additional Information will be revised, as applicable, as of the Effective Date, to reflect changes conforming to this Supplement.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.
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